UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1450, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 224-7900

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 5.08	Shareholder Director Nominations.

On December 21, 2020, the Board of Directors (the “Board”) of Apartment Investment and Management Company (the “Company”) determined that the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”) will be held on December 9, 2021. This will be the first annual meeting of the new Aimco; however, because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s 2020 annual meeting of stockholders, the deadlines set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2020 for stockholder proposals and director nominations for consideration at the Annual Meeting no longer apply.

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To be considered timely under the Bylaws, stockholder notice of director nominations and stockholder proposals must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company not earlier than September 10, 2021, nor later than October 10, 2021.

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To be considered timely under the Bylaws, stockholder notice of proxy access nominations must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company not earlier than May 28, 2021, nor later than June 27, 2021.

•

To be considered timely under Rule 14a-8 of the Securities Exchange Act of 1934, stockholder proposals eligible to be included in the Company’s annual meeting proxy materials must be received at the Company’s principal executive offices not later than June 27, 2021 (which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the Annual Meeting).

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Jennifer B. Johnson
Jennifer B. Johnson
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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